                                                                   EXHIBIT 10.10

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                MONTICELLO RACEWAY MANAGEMENT, INC., as mortgagor
                                   (Borrower)

                                       to

                        THE BERKSHIRE BANK, as mortgagee
                                    (Lender)

                     LEASEHOLD MORTGAGE, SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

                             Dated: October 29, 2003

                         Location: Monticello, New York

            County:     Sullivan    A) Section 101          Block 1     Lot 1.1

            County:     Sullivan    B) Section 101          Block 1     Lot 1.3

            County:     Sullivan    C) Section 102          Block 4     Lot 1

            County:     Sullivan    D) Section 12           Block 1     Lot 46.2

            County:     Sullivan    E) Section 12           Block 1     Lot 48

            County:     Sullivan    F) Section 12           Block 1     Lot 64

         Maximum Principal Amount Secured: $3,500,000, plus other sums described in Section 22.7

                              PREPARED BY AND UPON
                             RECORDATION RETURN TO:

                                 Blank Rome LLP
                              405 Lexington Avenue
                            New York, New York 10174
                       Attention: Michael J. Feinman, Esq.
                            BR File No.: 521464-00101

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                                      -i-

                                   (continued)

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  Section 7.3.    CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS    15

                                      -ii-

                                   (continued)

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  Section 13.4.   DUTY TO DEFEND; ATTORNEYS' FEES AND

                                     -iii-

                                   (continued)

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Acknowledgments

Exhibit A   Description of Land

                                      -iv-

            LEASEHOLD  MORTGAGE,  SECURITY  AGREEMENT,  ASSIGNMENT OF LEASES AND
RENTS AND FIXTURE FILING (this  "SECURITY  INSTRUMENT")  made as of the ________
day of  October,  2003,  by  MONTICELLO  RACEWAY  MANAGEMENT,  INC.,  a New York
corporation  ("BORROWER"),  having its principal place of business at Monticello
Raceway, Route 17B, Monticello,  New York 12701, as mortgagor,  to THE BERKSHIRE
BANK  ("LENDER"),  having an address at 4 East 39th Street,  New York,  New York
10016, as mortgagee.

                                    RECITALS:

            WHEREAS,  pursuant to a certain Term Loan Note of even date herewith executed  by  Borrower,  as maker,  in favor of Lender,  as payee,  Borrower  is indebted to Lender in the principal  sum of Three Million Five Hundred  Thousand
AND 00/100 DOLLARS  ($3,500,000) in lawful money of the United States of America
(the note together with all extensions, renewals,  modifications,  substitutions and amendments  thereof shall  collectively be referred to as the "NOTE"),  with interest  thereon  from the date  thereof  at the  rates  set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note; and

            WHEREAS,  Borrower  and  Lender are  parties  to a certain  Loan and
Security  Agreement of even date  herewith (as modified  from time to time,  the
"LOAN AGREEMENT"); and

            NOW  THEREFORE,  Borrower  desires to secure the payment of the Debt
(as defmed in Article 2) and the performance of all of its obligations under the
Note, the Loan Agreement and the Other  Obligations (as defined in Article 2) as follows:

                                   ARTICLE 1.

                               GRANTS OF SECURITY
                               ------------------

            Section 1.1.  PROPERTY  MORTGAGED.  Borrower  does hereby  mortgage, grant, bargain,  sell, pledge, assign,  warrant,  transfer and convey to Lender, and grant a security  interest  to Lender in, the  following  property,  rights,
interests   and  estates   now  owned,   or   hereafter   acquired  by  Borrower
(collectively,  the "PROPERTY"):  (a) Borrower's  leasehold interest in the real property  described  in EXHIBIT A attached  hereto and made a part  hereof  (the
"LAND");  (b) Borrower's leasehold interest in all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the
Land and the  development  of the  Land and all  additional  lands  and  estates therein which may, from time to time, by  supplemental  mortgage or otherwise be expressly made subject to the lien of this Security  Instrument;  (c) Borrower's leasehold interest in all buildings and improvements now or hereafter erected or located on the Land (the  "IMPROVEMENTS");  (d) Borrower's leasehold interest in all easements,  rights-of-way or use, rights, strips and gores of land, streets, ways, alleys,  passages,  sewer rights,  water, water courses,  water rights and powers,  air rights and development  rights,  and all estates,  rights,  titles, interests,  privileges,  liberties,  servitudes,  tenements,  hereditaments  and appurtenances of any nature whatsoever,  in any way now or hereafter  belonging, relating or  pertaining to the Land and the  Improvements  and the reversion and reversions,  remainder  and  remainders,  and all  land  lying in the bed of any street, road or avenue,  opened or proposed,  in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property,  possession, claim and demand whatsoever,  both at law and in equity, of Borrower of, in and to the
Land  and  the  Improvements  and  every  part  and  parcel  thereof,  with  the appurtenances thereto; (e) all of Borrower's right, title and interest in and to all machinery,  equipment, fixtures (including, but not limited to, all heating, air conditioning,  plumbing, lighting, communications and elevator fixtures) and other  property of every kind and nature  whatsoever  owned by  Borrower,  or in which Borrower has or shall have an interest,  now or hereafter located upon the
Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future  operation and occupancy of the Land and the  Improvements and all building  equipment,  materials  and  supplies of any nature  whatsoever owned by Borrower,  or in which  Borrower has or shall have an interest,  now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection  with the present or future  operation and occupancy of the
Land and the  Improvements  (collectively,  the  "PERSONAL  PROPERTY"),  and the right,  title and  interest of Borrower in and to any of the  Personal  Property
which may be  subject to any  security  interests,  as  defined  in the  Uniform
Commercial  Code, as adopted and enacted by the state or states where any of the
Property is located (the  "UNIFORM  COMMERCIAL  CODE"),  superior in lien to the lien of this Security Instrument and all proceeds and products of the above; (f)

all leases and other agreements affecting the use, enjoyment or occupancy of the
Land and the Improvements  heretofore or hereafter  entered into,  including any and all  guaranties  of any such lease (a "LEASE"  or  "LEASES")  and all right, title and interest, if any, of Borrower,  its successors and assigns therein and
thereunder,   including,   without  limitation,  cash  or  securities  deposited
thereunder  to  secure  the  performance  by the  lessees  of their  obligations thereunder  and all  rents,  additional  rents,  revenues,  issues  and  profits
(including all oil and gas or other mineral royalties and bonuses) from the Land and the  Improvements  (the  "RENTS")  and all  proceeds  from the sale or other disposition  of the Leases and the right (to the extent now or hereafter held by
Borrower)  to receive  and apply the Rents to the  payment of the Debt;  (g) all awards  or  payments,  including  interest  thereon,  which may  heretofore  and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain  (including but not limited to any transfer made in lieu of or in anticipation  of the exercise of the right),  or for a change of grade, or for any other  injury to or  decrease in the value of the  Property;  (h) all proceeds of and any unearned  premiums on any  insurance  policies  covering the
Property,  including,  without  limitation,  the right to receive  and apply the proceeds of any insurance,  judgments,  or settlements made in lieu thereof, for damage to the Property; (i) all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any  applications or proceedings  for reduction;  j)
all  proceeds  of  the  conversion,  voluntary  or  involuntary,  of  any of the foregoing including, without limitation,  proceeds of insurance and condemnation awards,  into cash or  liquidation  claims;  (k) the  right,  in the name and on behalf of  Borrower,  to appear in and defend any action or  proceeding  brought with respect to the Property and to commence any action or proceeding to protect the  interest  of  Lender  in  the  Property;  (1)  all  agreements,  contracts, certificates,  instruments, franchises, permits, licenses, plans, specifications and other documents,  now or hereafter  entered into, and all rights therein and
thereto,  respecting  or  pertaining  to  the  use,  occupation,   construction,
management or operation of the Land and any part thereof and any Improvements or respecting  any business or activity  conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening and continuance of an Event of
Default, to receive and collect any sums payable to Borrower thereunder; (m) all tradenames,  trademarks,  servicemarks,  logos, copyrights,  goodwill, books and records and all other general intangibles relating to or used in connection with the  operation  of the  Property;  (n) the  lessee's  interest  in that  certain agreement of lease more  particularly  described  on EXHIBIT B hereto,  together with all exhibits and renewals,  modifications  and extensions,  if any, thereto
(collectively,  the "GROUND LEASE") and the leasehold estate created thereby and all  credits,  deposits,  options,  privileges  and rights of Borrower as tenant under the Ground  Lease;  and (o) any and all other rights of Borrower in and to the items set forth in Subsections (a) through (n) above.

            Section 1.2.  ASSIGNMENT OF RENTS.  Borrower  hereby  absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present,  absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2 and Section 3.7,  Lender  grants to Borrower a revocable  license to collect and receive the Rents.

            Section 1.3. SECURITY AGREEMENT.  This Security Instrument is both a real  property  mortgage  and a "security  agreement"  within the meaning of the
Uniform  Commercial Code. The Property  includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of
Borrower in the Property.  By executing and delivering this Security Instrument,
Borrower hereby grants to Lender,  as security for the  Obligations  (defined in
Section  2.1),  a security  interest in the Property to the full extent that the
Property may be subject to the Uniform Commercial Code.

            Section  1.4.  PLEDGE OF MONIES  HELD.  Borrower  hereby  pledges to
Lender any and all monies now or hereafter  held by Lender,  including,  without limitation, any Net Proceeds (as defined in Section 4.2) and condemnation awards or payments described in Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

            TO HAVE AND TO HOLD the above  granted and  described  Property unto and to the use and benefit of Lender, and the successors and assigns of Lender;

            PROVIDED,  HOWEVER,  these  presents are upon the express  condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in

                                      -2-

the manner  provided in the Note and this  Security  Instrument,  shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall  well and truly  abide by and  comply  with each and  every  covenant  and condition set forth herein and in the Note, these presents and the estate hereby granted shall, at the request and at the expense of Borrower, be terminated.

                                   ARTICLE 2.

                                    PAYMENTS

            Section 2.1. DEBT AND OBLIGATIONS SECURED.  This Security Instrument
and the grants,  assignments  and transfers  made in Article 1 are given for the purpose of  securing  the  following,  in such order of  priority  as Lender may determine in its sole discretion (collectively,  the "DEBT"): (a) the payment of the  indebtedness  evidenced by the Note in lawful money of the United States of
America;  (b) the payment of interest,  prepayment  premiums,  default interest, late charges and other sums, as provided in the Note,  this Security  Instrument or the other Loan Documents (defined below); (c) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, this Security  Instrument or the other Loan  Documents;  (d) the payment of all sums advanced  pursuant to this  Security  Instrument to protect and preserve the Property and the lien and the security  interest created hereby;  and (e) the payment of all sums advanced and costs and  expenses  incurred by Lender in  connection  with the Debt or any part thereof, any renewal,  extension, or change of or substitution for the Debt or any part thereof,  or the acquisition or perfection of the security therefor, whether  made or incurred at the  request of Borrower or Lender.  This  Security
Instrument and the grants,  assignments and transfers made in Article 1 are also given for the purpose of securing the  performance  of all other  obligations of
Borrower  contained  herein and the  performance of each  obligation of Borrower contained in any renewal,  extension,  amendment,  modification,  consolidation, change of, or substitution or replacement  for, all or any part of this Security
Instrument,  the Note or the other  Loan  Documents  (collectively,  the  "OTHER
OBLIGATIONS").  Borrower's  obligations  for the  payment  of the  Debt  and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

            Section  2.2.  PAYMENTS.  Unless  payments  are made in the required amount at the place where the Note is payable,  remittances in payment of all or any part of the Debt  shall not,  regardless  of any  receipt  or credit  issued therefor,  constitute  payment until the required amount is actually received by
Lender at the place where the Note is payable (or any other place as Lender,  in
Lender's sole  discretion,  may have  established  by delivery of written notice thereof to  Borrower)  and shall be made and accepted  subject to the  condition that any check or draft may be handled for  collection  in  accordance  with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined below).

                                   ARTICLE 3.

                               BORROWER COVENANTS
                               ------------------

            Borrower covenants and agrees that:

            Section 3.1. PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

            Section  3.2.   INCORPORATION  BY  REFERENCE.   All  the  covenants,
conditions and agreements  contained in (a) the Note, (b) the Loan Agreement and
(c) all and any of the documents other than the Note, the Loan Agreement or this
Security  Instrument now or hereafter  executed by Borrower and/or others and by or in favor of Lender,  which wholly or partially  secure or guaranty payment of the  Note  (together  with the Note and  this  Security  Instrument,  the  "LOAN
DOCUMENTS"),  are hereby  made a part of this  Security  Instrument  to the same extent and with the same force as if fully set forth herein.

            Section 3.3. INSURANCE.

                                       -3-

            (a) Supplementing Section 6.2 of the Loan Agreement,  Borrower shall maintain,  at its sole cost and  expense,  with  respect  to the  Property,  all insurance  required to be maintained under the Loan Agreement.  Without limiting the foregoing, Borrower shall obtain and maintain during the entire term of this
Security  Instrument  policies of  insurance  against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended
coverage  insurance  policy  including,   without  limitation,  riot  and  civil
commotion,  vandalism,  malicious  mischief,  burglary and theft. Such insurance shall be in an amount  equal to the  greatest  of (i) the then full  replacement cost of the Improvements and Personal  Property,  without deduction for physical depreciation, (ii) the outstanding principal balance of the Note, and (iii) such amount  that the  insurer  would  not deem  Borrower  a  co-insurer  under  said policies.  The policies of insurance  carried in accordance  with this paragraph shall be paid  annually  in  advance  and  shall  contain  a  "Replacement  Cost
Endorsement" with a waiver of depreciation.

            (b) Borrower,  at its sole cost and expense,  for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

                (i) Flood insurance if any part of the Property is located in an area  identified by the Federal  Emergency  Management  Agency as an area having special flood hazards and in which flood insurance has been made available under the National  Flood  Insurance  Act of 1968 (and any  amendment or successor act thereto) in an amount at least equal to the outstanding  principal amount of the loan  evidenced  by the Note or the  maximum  limit of coverage  available  with respect to the Improvements and Personal  Property under said Act,  whichever is less.

                (ii) Comprehensive public liability  insurance,  including broad form property damage, blanket contractual and personal injuries (including death resulting  therefrom)  coverages and containing minimum limits per occurrence of
$20,000,000 for the Property.

                (iii)  Rental  loss  and/or  business   interruption   insurance
(including rental value if any of the Property is leased in whole or in part) in an annual  aggregate  amount equal to all rents or estimated gross revenues from the operations of the Property, as may be applicable, and covering rental losses or business interruption, as may be applicable, for a period of at least one (1)
year  after the date of the fire or  casualty  in  question.  The amount of such insurance  shall be increased from time to time during the term of this Security
Instrument  as and when new Leases and renewal  Leases are entered  into and the rents payable  increase or the annual estimate of (or the actual) gross revenue, as may be applicable,  increases to reflect such increases. The proceeds of such insurance  shall be and are  hereby  assigned  to  Lender,  to be applied to the payment of principal  and interest on the Note,  Taxes  (defined  below),  Other
Charges (defined below), and Insurance Premiums (defined below), in any order of preference  determined  by Lender,  until such time as the damaged  Improvements shall have been restored and placed in full operation,  at which time,  provided
Borrower is not then in default under this Security  Instrument,  the balance of such insurance proceeds, if any, held by Lender shall be returned to Borrower.

                (iv)  Worker's  compensation   insurance  with  respect  to  any
employees  of  Borrower,  as required  by any  governmental  authority  or legal requirement.

                (v) During any period of repair or  restoration,  builder's "all risk"  insurance in an amount equal to not less than the full insurable value of the  Property  against  such  risks  (including,  without  limitation,  fire and extended  coverage and collapse of the  Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

                (vii)  Such  other  insurance  as  may  from  time  to  time  be reasonably required by Lender in order to protect its interests.

            (c) All policies of insurance (the "POLICIES")  required pursuant to this paragraph: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located,  with a claims paying ability rating of "A" or better by Standard & Poor's  Corporation or a rating of

                                      -4-

"A:VII"  or better in the  current  Best's  Insurance  Reports;  (ii) shall name
Lender as an additional insured; (iii) shall contain a Non-Contributory Standard
Mortgagee Clause and a Lender's Loss Payable  Endorsement  (Form 438 BFU NS), or
their  equivalents,  naming  Lender as first  mortgagee-loss  payee;  (iv) shall contain  a waiver  of  subrogation  against  Lender;  (v)  shall  be  maintained throughout  the term of this Security  Instrument  without cost to Lender;  (vi)
shall be assigned  and, if so requested by Lender,  the  originals (or duplicate originals  certified to be true and correct by the related insurer) delivered to
Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing  that  neither  Borrower,  Lender  nor  any  other  party  shall  be a co-insurer  under said  Policies and that Lender  shall  receive at least thirty
(30) days prior written notice of any  modification,  reduction or cancellation;
and (viii) shall be  satisfactory  in form and  substance to Lender and shall be approved by Lender as to amounts, form, risk coverage,  deductibles, loss payees and insureds.  Borrower shall pay the premiums for such Policies (the "INSURANCE
PREMIUMS")  as the same  become  due and  payable  and shall  furnish  to Lender evidence  of the  renewal  of each of the new  Policies  with  receipts  for the payment of the Insurance  Premiums or other evidence of such payment  reasonably satisfactory to Lender.  If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the  expiration  of any  apparently  expiring
Policy,  then Lender may procure,  but shall not be  obligated to procure,  such insurance  and pay the  Insurance  Premiums  therefor,  and  Borrower  agrees to reimburse  Lender for the cost of such  Insurance  Premiums  promptly on demand.
Within  thirty (30) days after  request by Lender,  Borrower  shall  obtain such increases in the amounts of coverage  required  hereunder  as may be  reasonably requested  by Lender,  taking into  consideration  changes in the value of money over time,  changes in liability laws, changes in prudent customs and practices, and the like.

            (d) If the Property  shall be damaged or  destroyed,  in whole or in part,  by fire or other  casualty,  Borrower  shall give  prompt  notice of such damage to Lender  and shall  promptly  commence  and  diligently  prosecute  the completion of the repair and  restoration  of the Property as nearly as possible to the  condition  the Property was in  immediately  prior to such fire or other casualty, with such alterations as may be approved by Lender (the "RESTORATION")
and  otherwise  in  accordance  with  Section 4.2 of this  Security  Instrument.
Borrower shall pay all costs of such  Restoration  whether or not such costs are covered by insurance.  In case of loss covered by Policies,  Borrower shall have the right,  so long as no Event of Default and no event which with the giving of notice or the passage of time or both would  constitute  an Event of Default (an
"UNMATURED  DEFAULT") has occurred and is  continuing,  to collect all insurance proceeds below the Threshold Amount (defmed below) for application in the manner provided by Section 4.2 of this  Security  Instrument.  All  insurance  proceeds equal to or in  excess  of the  Threshold  Amount  shall be paid to  Lender  for application in the manner  provided by Section 4.2. If an Event of Default or an
Unmatured  Default has  occurred  and is  continuing,  all  insurance  proceeds, regardless of amount,  shall be payable to Lender, who shall have the right, but not the obligation, to apply them in reduction of the Debt.

            Section 3.4.  PAYMENT OF TAXES,  ETC.  Borrower shall pay all taxes, assessments,  water rates,  sewer  rents,  governmental  impositions,  and other charges, including without limitation vault charges and license fees for the use of vaults,  chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed  against the Property or any part thereof (the  "TAXES"), all ground  rents,  maintenance  charges and similar  charges,  now or hereafter levied or assessed  or imposed  against the  Property or any part  thereof  (the
"OTHER  CHARGES"),  in the manner  specified  in,  and  subject to the terms and conditions of, the Loan Agreement.

            Section 3.5. [Intentionally deleted.]

            Section  3.6.  CONDEMNATION.  Borrower  shall  promptly  give Lender written  notice of the actual or  threatened  (in writing)  commencement  of any condemnation or eminent domain  proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings.  Lender is hereby granted the exclusive right to collect,  receive and retain any award or payment payable  to  Borrower  for any taking  accomplished  through a  condemnation  or eminent domain proceeding and to make any compromise or settlement in connection therewith.  All condemnation  awards or proceeds shall be paid to Lender and (a)
if in an amount less than or equal to the Threshold Amount (hereinafter  defmed)
made  available  to Borrower  for  restoration  of the  Property or (b) if in an amount greater than the Threshold  Amount applied,  as determined by Lender,  in its sole  discretion,  either (i) to repayment of the Debt  (whether or not then due and  payable) or (ii) made  available  to Borrower  for  Restoration  of the
Property   on  such  terms  and   conditions   as  Lender   deems   appropriate.
Notwithstanding  any  taking by any  public or  quasi-public  authority  through eminent  domain or otherwise  (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall

                                       -5-

continue to pay the Debt at the time and in the manner  provided for its payment in the Note and in this  Security  Instrument  and the Debt shall not be reduced until any award or  payment  therefor  shall  have been  actually  received  and applied by  Lender,  after the  deduction  of  expenses  of  collection,  to the reduction or discharge of the Debt.  Lender shall not be limited to the interest paid on the award by the  condemning  authority but shall be entitled to receive out of the award interest at the rate or rates  provided  herein or in the Note.
Any award or payment to be applied to the  reduction or discharge of the Debt or any portion  thereof may be so applied  whether or not the Debt or such  portion thereof is then due and payable. If the Property is sold, through foreclosure or otherwise,  prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been or may be sought,  recovered  or denied,  to receive the award or payment,  or a portion thereof sufficient to pay the Debt.

            Section 3.7. LEASES AND RENTS.

            (a) Borrower does hereby  absolutely and  unconditionally  assign to
Lender Borrower's right,  title and interest,  if any, in all current and future
Leases and Rents, it being intended by Borrower that this assignment constitutes a present,  absolute  assignment and not an assignment  for additional  security only.  Such  assignment  to Lender  shall not be construed to bind Lender to the performance of any of the covenants,  conditions or provisions  contained in any such Lease or otherwise impose any obligation upon Lender,  except to the extent that Lender shall be operating the Property  following a  foreclosure.  Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance  reasonably  satisfactory  to Lender,  as may  hereafter be reasonably
requested  by  Lender  to  further   evidence   and  confirm  such   assignment.
Nevertheless,  subject  to the  terms of this  Section  3.7,  Lender  grants  to
Borrower a revocable  license to operate and manage the  Property and to collect the Rents.  Upon the happening and  continuance of an Event of Default,  without the need for notice or demand,  the  license  granted to Borrower  herein  shall automatically be revoked, and Lender shall immediately be entitled to possession of all  Rents,  whether  or not  Lender  enters  upon or  takes  control  of the
Property.  Lender is hereby  granted and assigned by Borrower the right,  at its option,  upon  revocation  of the  license  granted  herein,  to enter  upon the
Property  in person,  by agent or by  court-appointed  receiver  to collect  the
Rents.  Any Rents  collected  after the revocation of the license may be applied toward  payment of the Debt in such  priority and  proportions  as Lender in its sole  discretion  shall deem  proper.  This  section is made with  reference  to
Section 291-f of the New York Real Property Law for the purpose of obtaining for
Lender the benefit of said section in connection with this Security Instrument.

            (b) All  Leases  shall  be  written  on the  standard  form of lease approved in writing by Lender, such approval not to be unreasonably  withheld or delayed.  No changes may be made to the  Lender-approved  standard lease without the prior  written  consent of Lender which  consent  shall not be  unreasonably withheld or delayed.  All Leases shall provide that they are subordinate to this
Security Instrument and that the tenant thereunder agrees to attorn to Lender.

            (c)  Borrower  (i) shall  observe and  perform  all the  obligations imposed  upon the lessor  under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt;  (ii) shall promptly  send copies to Lender of all notices of default which  Borrower  shall receive  thereunder;  (iii) shall not collect any of the Rents more than one (1)
month in  advance;  and (iv)  shall  not  execute  any other  assignment  of the lessor's  interest  in the Leases or the Rents.  Borrower  shall  promptly  send copies to Lender of all notices of default which  Borrower  shall send under any
Lease and (A) shall enforce all of the terms, covenants and conditions contained in the Lease upon the part of the lessee thereunder to be observed or performed, short of termination thereof; (B) shall not alter, modify or change the terms of the Leases  without the prior written  consent of Lender which consent shall not be unreasonably  withheld or delayed; (C) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect a merger of the estates and rights,  or a termination or diminution of the  obligations  of, tenants under the Leases;  and (D) shall not consent to any  assignment  of or subletting  under the Leases not in  accordance  with the terms of the Leases,  without the prior written  consent of Lender which consent shall not be unreasonably withheld or delayed.

            (d)  Borrower  shall not execute any Lease (i) demising in excess of
10,000 square feet,  individually or when combined with any other Leases or (ii)
for a term of more than one year,  unless Lender shall have consented thereto in writing, in each instance. Borrower shall furnish Lender with executed copies of all Leases and any  amendments or other  agreements  pertaining  thereto  within ten (10) days of the execution thereof.

                                       -6-

            (e) All  security  deposits of tenants,  whether held in cash or any other form,  shall not be  commingled  with any other funds of Borrower  and, if cash,  shall be deposited by Borrower with Lender or an Affiliate  thereof or at such other commercial or savings bank or banks as may be satisfactory to Lender.
Any bond or other instrument which Borrower is permitted to hold in lieu of cash
security  deposits  under  any  applicable  legal   requirements  (i)  shall  be
maintained in full force and effect in the full amount of such  deposits  unless replaced by cash deposits as hereinabove  described,  (ii) shall be issued by an institution  reasonably  satisfactory  to  Lender,  (iii)  shall,  if  permitted pursuant to any legal  requirements,  name Lender as payee or lender  thereunder
(or at Lender's  option,  be fully  assignable to Lender) and (iv) shall, in all respects,  comply  with any  applicable  legal  requirements  and  otherwise  be reasonably satisfactory to Lender. Borrower shall, upon request,  provide Lender with evidence  reasonably  satisfactory to Lender of Borrower's  compliance with the foregoing.  Following the occurrence and during the  continuance of an Event of  Default,  Borrower  shall,  upon  Lender's  request,  if  permitted  by  any applicable legal  requirements,  turn over to Lender the security  deposits (and any interest  theretofore  earned thereon) with respect to all or any portion of the Property, to be held by Lender subject to the terms of the Leases.

            Section 3.8. MAINTENANCE OF PROPERTY.  Supplementing  Section 6.2 of
the Loan Agreement, Borrower shall not conduct, demolish or materially alter any improvements on the Land without the consent of Lender,  which consent shall not be unreasonably withheld or delayed.  Borrower shall promptly repair, replace or rebuild any part of the  Property  which may be destroyed  by any  casualty,  or become  damaged,  worn or dilapidated or which may be affected by any proceeding of the  character  referred to in Section 3.6 hereof and shall  complete and pay for any  structure at any time in the process of  construction  or repair on the
Land.  Borrower  shall not  initiate,  join in,  acquiesce in, or consent to any change  in any  private  restrictive  covenant,  zoning  law or other  public or private  restriction,  limiting  or  defining  the uses which may be made of the
Property or any part  thereof  which may have a material  adverse  affect on the use,  operation or value of the Property.  If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use,  Borrower will not cause or permit the nonconforming use to be discontinued
or abandoned without the express written consent of Lender.

            Section 3.9. WASTE. Borrower shall not knowingly commit any waste of the  Property  and  shall  use  diligent  efforts  to  prevent  any waste to the
Property.  Borrower  shall not make any change in the use of the Property  which will in any way materially increase the risk of fire or other hazard arising out of the  operation of the Property,  or take any action that might  invalidate or give cause for  cancellation  of any Policy,  or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security  Instrument  unless  Lender shall have  consented  thereto,  which consent shall not be unreasonably withheld. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the
Land,  regardless  of the depth  thereof or the  method of mining or  extraction thereof.

            Section 3.10. COMPLIANCE WITH LAWS. Supplementing Section 6.2 of the
Loan Agreement, Borrower shall from time to time, upon Lender's request, provide
Lender  with  evidence  reasonably  satisfactory  to  Lender  that the  Property complies  with all existing and future  federal,  state and local laws,  orders, ordinances,  governmental  rules and  regulations  or court orders  affecting or which may be interpreted to affect the Property, or the use thereof ("APPLICABLE
LAWS") or is exempt from compliance with  Applicable  Laws.  Borrower shall give prompt  notice to Lender of the receipt by  Borrower of any notice  related to a violation of any Applicable  Laws and of the  commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

            Section 3.11. [Intentionally deleted.]

            Section  3.12.  PAYMENT  FOR  LABOR  AND  MATERIALS.  Borrower  will promptly pay when due all bills and costs for labor, materials, and specifically fabricated  materials  incurred in connection with the Property and never permit to exist  beyond the due date  thereof in  respect of the  Property  or any part thereof any lien or security interest, even though inferior to the liens and the security  interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or  additional  lien or security interest other than the liens or security interests hereof,  except for the Permitted Exceptions (defined below).  Nothing contained herein shall affect or impair Borrower's ability to diligently and in good faith contest any lien or

                                       -7-

bill for labor or  materials,  provided  that any lien placed upon the  Property must be fully and irrevocably  discharged (by bond or otherwise)  within 60 days after the date the same is first placed upon the Property.

            Section 3.13. OTHER AGREEMENTS.

            (a)  Borrower  shall  observe and perform  each and every term to be observed or  performed  by Borrower  pursuant to the terms of any  agreement  or recorded  instrument  affecting  or  pertaining  to the  Property,  or  given by
Borrower to Lender for the purpose of further  securing  an  obligation  secured hereby and any amendments, modifications or changes thereto.

            (b) Except with respect to or in connection  with the  Consolidation
Transaction,  unless  Lender  shall  have  consented  thereto in writing in each instance,  Borrower shall not execute any  agreements,  other than Leases (which are governed by the  provisions  of Section 3.7  hereof),  for a term that would extend beyond the maturity date of the Loan, which agreement would be binding on the  successor  lessor  under  Ground  Lease in the  event of a  foreclosure  or deed-in-lieu of foreclosure of this Security Instrument,  unless such agreements are terminable without penalty upon 30 days' notice.

            (c) [Intentionally deleted.]

            (d) On or before the date hereof, Borrower has delivered to Lender a true  and  correct  copy of each  Lease  and  each  other  agreement  materially affecting the Property.

            Section  3.14.  PROPERTY  MANAGEMENT.   In  the  event  that  Lender
determines  that the Property is not being managed in accordance  with generally accepted  management  practices for properties  similar to the Property,  Lender shall deliver  written  notice  thereof to Borrower,  which notice shall specify with particularity the grounds for Lender's determination.  If Lender determines that the  conditions  specified in Lender's  notice are not remedied to Lender's satisfaction  by Borrower within thirty (30) days from receipt of such notice or that  Borrower has failed to diligently  undertake  correcting  such  conditions within such thirty  (30)  day period,  Borrower  shall,  at Lender's  direction, terminate  any existing  management  agreement for the Property and enter into a property  management  agreement  acceptable to Lender with a management  company acceptable to Lender.

            Section 3.15 GROUND LEASE.

            (a) Borrower will comply in all material respects with the terms and conditions  of the Ground Lease.  Borrower will not do or permit  anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair or tend to impair the  interest of the tenant under the Ground Lease or will be grounds for declaring a forfeiture of the Ground Lease.

            (b) Borrower  shall enforce the Ground Lease and will not terminate, modify, cancel, change,  supplement,  alter or amend the Ground Lease, or waive, excuse,  condone or in any way release or discharge  Ground Lessor  (hereinafter defined) of or from any of the material covenants and conditions to be performed or observed by Ground Lessor. Borrower does hereby bargain, sell, assign and set over to Lender, all of Borrower's  interests in the Ground Lease. The assignment of  Borrower's  interest  set  forth in this  Section  3.15(b)  is an  absolute, unconditional  and  present  assignment  from  Borrower  to  Lender  and  not an assignment  for security and the existence or exercise of  Borrower's  revocable license to take all actions  with  respect to the Ground Lease shall not operate to subordinate  this  assignment to any subsequent  assignment.  The exercise by
Lender of any of its rights or remedies  pursuant to this Section  3.15(b) shall not be  deemed  to make  Lender a  Lender-in-possession.  So long as no Event of
Default shall have occurred and be  continuing,  Borrower shall have a revocable license to take all  actions  with  respect to the Ground  Lease  subject to the terms of this Security Instrument. Any surrender of the leasehold estate created
by  the  Ground  Lease  or  termination,  cancellation,   modification,  change,
supplement,  alteration  or  amendment  of the Ground  Lease  without  the prior written  consent  of Lender in each  instance  shall be void and of no force and effect.

            (c) Lender shall have the right after  notice to  Borrower,  but not the  obligation,  to perform any  obligations of Borrower under the terms of the
Ground  Lease  during  the  continuance  of an Event of  Default.  All costs and
expenses  (including,   without  limitation,   reasonable  attorneys'  fees  and

                                       -8-

expenses) so incurred,  shall be treated as an advance  secured by this Security
Instrument,  shall bear  interest  thereon at the Default  Rate from the date of payment  by Lender  until paid in full and shall be paid by  Borrower  to Lender during the continuance of an Event of Default within five (5) days after written demand. No performance by Lender of any obligations of Borrower shall constitute a waiver of any Event of  Default  arising  by reason of  Borrower's  failure to perform  the same.  If Lender  shall make any payment or perform any act or take action in accordance with this Section  3.15(c),  Lender will notify Borrower of the making of any such payment,  the  performance of any such act, or the taking of any such  action.  In any such  event,  subject  to the  rights  of  lessees, sublessees  and other  occupants  under the Leases,  Lender and any  individual, corporation,  limited liability  company,  partnership,  joint venture,  estate, trust,  unincorporated  association,  any  federal,  state,  county or municipal government or any bureau,  department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing (the "PERSON")  designated by
Lender shall have, and are hereby granted,  the right to enter upon the Property at any time and from time to time for the purpose of taking any such action.

            (d) To the extent permitted by law, the price payable by Borrower or any  other  Person  in  the  exercise  of  any  right  of  redemption  following foreclosure of the Property shall include all rents paid and other sums advanced by Lender on behalf of Borrower,  together with interest  thereon at the Default
Rate.

            (e) Unless Lender shall otherwise consent, the fee title to the Land and the leasehold estate in the Ground Lease shall not merge but shall always be kept separate and distinct,  notwithstanding the union of said estates either in
Ground Lessor or in Borrower, or in any other Person, by purchase or otherwise.

            (f) If the  Ground  Lessor  shall  deliver  to  Lender a copy of any notice of default  sent by the Ground  Lessor to  Borrower,  as tenant under the
Ground Lease,  such notice shall  constitute  full  protection to Lender for any action taken or omitted to be taken by Lender,  in good faith in accordance with this Security Instrument, in reliance thereon.

            (g) [Intentionally deleted.]

            (h) Each Lease or sublease  hereafter  made, or any other  agreement providing for the use and occupancy of a portion of the Property hereafter made, as the same may be amended, renewed and each renewal of any existing Lease shall provide that,  (i) in the event of the  termination  of the Ground  Lease,  such
Lease shall not terminate or be  terminable by the lessee;  (ii) in the event of any action for the foreclosure of this Security Instrument, such Lease shall not terminate or be  terminable  by the lessee by reason of the  termination  of the
Ground  Lease  unless  the lessee is  specifically  named and joined in any such action and unless a judgment is obtained  therein against the lessee;  and (iii)
in the event that the Ground Lease is  terminated as aforesaid and a "new lease"
is granted,  the lessee  under such Lease shall attorn to the Borrower or to the purchaser at the sale of the Property upon such foreclosure, as the case may be.

            (i) Borrower hereby  assigns,  transfers and sets over to Lender all of  Borrower's  claims and rights to the  payment  of damages  arising  from any rejection by the Ground  Lessor of the Ground Lease under the  Bankruptcy  Code.
Borrower shall notify Lender promptly (and in any event within ten (10) days) of any claim,  suit,  action or proceeding  relating to the rejection of the Ground
Lease.  Lender is hereby irrevocably  appointed as Borrower's  attorney-in-fact, coupled with an interest,  with exclusive  power to file and  prosecute,  to the exclusion of Borrower, any proofs of claim, complaints,  motions,  applications, notices and other  documents,  in any case in respect of the Ground Lessor under the Bankruptcy Code during the continuance of an Event of Default.  Borrower may make any compromise or settlement in connection with such  proceedings  (subject to Lender's  reasonable  approval);  provided,  however,  that  Lender  shall be authorized  and entitled to  compromise  or settle any such  proceeding  if such compromise or settlement is made after the occurrence and during the continuance of an Event of Default.  Borrower shall  promptly  execute and deliver to Lender any  and all  instruments  reasonably  required  in  connection  with  any  such proceeding after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such  proceedings  without the prior  written  consent of Lender,  which consent shall not be unreasonably withheld or delayed.

            (j) Borrower  shall not,  without  Lender's  prior written  consent, elect to treat the Ground Lease as  terminated  under  Section  365(h)(1) of the
Bankruptcy  Code. Any such election made without  Lender's prior written consent shall be void.

                                       -9-

            (k)  If  pursuant  to  Section  365(h)(2)  of the  Bankruptcy  Code,
Borrower  seeks to offset  against  the rent  reserved  in the Ground  Lease the amount of any damages caused by the  non-performance by the Ground Lessor of any of the Ground Lessor's obligations under the Ground Lease after the rejection by the Ground Lessor of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset, notify Lender of its intention to do so, setting forth the amounts proposed to be so offset and the basis therefor. If Lender has failed to object as aforesaid within ten (10) days after notice from Borrower in accordance with the first sentence of this Section 3.15(k), Borrower may proceed to effect such offset in the amounts  set forth in  Borrower's  notice.  Neither
Lender's failure to object as aforesaid nor any objection or other communication between Lender and Borrower relating to such offset shall constitute an approval of any such offset by Lender.  Borrower shall indemnify and save Lender harmless from and against  any and all  claims,  demands,  actions,  suits,  proceedings, damages,  losses,  costs and  expenses of every  nature  whatsoever  (including, without limitation,  reasonable attorneys' fees and disbursements)  arising from or  relating to any such  offset by  Borrower  against the rent  reserved in the
Ground Lease.

            (1) Borrower shall immediately,  after obtaining  knowledge thereof, notify Lender of any filing by or against the Ground Lessor of a petition  under the Bankruptcy Code. Borrower shall thereafter  forthwith give written notice of such filing to Lender,  setting forth any  information  available to Borrower as to' the date of such filing, the court in which such petition was filed, and the relief sought  therein.  Borrower  shall  promptly  deliver to Lender  following receipt,  any and all  notices,  summonses,  pleadings,  applications  and other documents  received by Borrower in  connection  with any such  petition  and any proceedings relating thereto.

            (m) If there shall be filed by or against  Borrower a petition under the Bankruptcy Code, and Borrower,  as the tenant under the Ground Lease,  shall determine  to  reject  the  Ground  Lease  pursuant  to  Section  365(a)  of the
Bankruptcy  Code,  then Borrower  shall give Lender not less than ten (10) days'
prior notice of the date on which Borrower  shall apply to the bankruptcy  court for authority to reject the Ground Lease.  Lender shall have the right,  but not the  obligation,  to serve upon  Borrower  within  such  10-day  period a notice stating that (i) Lender demands that Borrower assume and assign the Ground Lease to  Lender  pursuant  to  Section  365 of the  Bankruptcy  Code and (ii)  Lender
covenants to cure or provide  adequate  assurance of prompt cure of all defaults and provide adequate  assurance of future performance under the Ground Lease. If
Lender  serves upon  Borrower the notice  described in the  preceding  sentence,
Borrower  shall not seek to reject the Ground  Lease and shall  comply  with the demand  provided for in clause (i) of the preceding  sentence within thirty (30)
days  after the notice  shall have been  given,  subject to the  performance  by
Lender of the covenant provided for in clause (ii) of the preceding sentence.

            (n)  Effective  upon the entry of an order for  relief in respect of
Borrower under the  Bankruptcy  Code,  Borrower  hereby assigns and transfers to
Lender a non-exclusive right to apply to the appropriate  bankruptcy court under
Section  365(d)(4)  of the  Bankruptcy  Code for an order  extending  the period during which the Ground Lease may be rejected or assumed.

            (o) Borrower  will give Lender prompt (and in all events within five
(5) days)  notice of any  default  under the Ground  Lease or of the  receipt by
Borrower of any notice of default from Ground  Lessor.  Borrower  will  promptly
(and in all  events  within  five (5)  days)  furnish  to  Lender  copies of all information  furnished to Ground  Lessor by the terms of the Ground Lease or the provisions of this Section 3.15. Borrower will deposit with Lender an exact copy of any  notice,  communication,  plan,  specification  or  other  instrument  or document  received or given by Borrower in any way relating to or affecting  the
Ground Lease which may concern or affect the estate of Ground Lessor or Borrower thereunder in or under the Ground Lease or in the real estate thereby demised.

            (p) Upon acquisition of the fee title or any other estate,  title or interest in the Land by Borrower, this Security Instrument shall,  automatically and without the  necessity of execution  of any other  documents,  attach to and cover and be a lien upon such other  estate so  acquired,  and such other estate shall be considered  as mortgaged,  assigned and conveyed to Lender and the lien hereof  spread to cover  such  estate  with the same  force and effect as though specifically  herein  mortgaged,  assigned and conveyed.  The provisions of this subsection  shall not  apply if Lender  acquires  title to the Land  and/or  the
Ground Lessor's interest in the Improvements unless Lender shall so elect.

                                      -10-

                                   ARTICLE 4.

                                SPECIAL COVENANTS
                                -----------------

            Borrower covenants and agrees that:

            Section 4.1.  PROPERTY USE. The Property  shall be used only for its current use or for racing, gaming,  entertainment,  retail, hotel,  restaurants, any other use related to so-called  "tourism"  and other  ancillary  and related activities  thereto only, and for no other use without the prior written consent of  Lender,  which  consent  may be  withheld  in  Lender's  sole  and  absolute discretion.

            Section 4.2. RESTORATION AFTER  CASUALTY/CONDEMNATION.  In the event of a casualty or a taking by eminent  domain,  the  following  provisions  shall apply in connection with the Restoration of the Property:

            (a) If the Net Proceeds  (defined below) shall be less than or equal to $500,000  (the  "THRESHOLD  AMOUNT"),  the Net Proceeds  will be disbursed by
Lender to Borrower upon receipt,  provided that no Event of Default or Unmatured
Default shall have occurred.

            (b) If the Net Proceeds are greater than the Threshold  Amount,  the
Net Proceeds shall,  at Lender's  election and in Lender's sole  discretion,  be applied by Lender  toward the  payment of the Debt  (whether or not then due and payable) or made  available to Borrower on such terms and  conditions  as Lender deems  appropriate.  The term "NET  PROCEEDS"  for  purposes of this Section 4.2 shall  mean:  (I) the net amount of all  insurance  proceeds  received by Lender pursuant to  Subsections  3.3(a) and  3.3(b)(i),  (iv) and (vi) of this Security
Instrument  as a result of such damage or  destruction,  after  deduction of its reasonable  out-of-pocket  costs and  expenses  (including,  but not limited to, reasonable  counsel fees), if any, in collecting the same or (II) the net amount of all  awards  and  payments  received  by  Lender  with  respect  to a  taking referenced in Section 3.6 of this Security  Instrument,  after  deduction of its reasonable  out-of-pocket  costs and  expenses  (including,  but not limited to, reasonable counsel fees), if any, in collecting the same, whichever the case may
be.

            (c) If an Event of Default  shall have  occurred and be  continuing, all Net  Proceeds  (whether  less than  equal to or greater  than the  Threshold
Amount)  may be retained  and  applied by Lender  toward the payment of the Debt whether or not then due and payable in such order,  priority and  proportions as
Lender in its discretion  shall deem proper.  If Lender shall receive and retain any Net Proceeds,  the lien of this Security Instrument shall be reduced only by the amount  thereof  received  and  retained by Lender and  actually  applied by
Lender in reduction of the Debt.

                                   ARTICLE 5.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

            Supplementing  the  provisions  of Article 5 of the Loan  Agreement,
Borrower represents and warrants to Lender that:

            Section 5.1. WARRANTY OF TITLE.  Borrower has the right to mortgage, grant, bargain, sell, pledge, assign, warrant,  transfer and convey the same and that Borrower  possesses a leasehold estate in the Land and the Improvements and such  interest  is held free and clear of all liens,  encumbrances  and  charges whatsoever  except Permitted Liens.  Borrower shall forever warrant,  defend and preserve the title and the  validity  and priority of the lien of this  Security
Instrument  and shall forever  warrant and defend the same to Lender against the claims of all persons whomsoever.

            Section 5.2. [Intentionally deleted.]

                                      -11-

            Section 5.3. [Intentionally deleted.]

            Section 5.4. [Intentionally deleted.]

            Section 5.5. [Intentionally deleted.]

            Section 5.6. STATUS OF PROPERTY.  (a) No portion of the Improvements is  located  in an  area  identified  by the  Secretary  of  Housing  and  Urban
Development  or any  successor  thereto as an area having  special flood hazards pursuant  to the  National  Flood  Insurance  Act of 1968 or the Flood  Disaster
Protection Act of 1973, as amended,  or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance  prescribed in Section 3.3 hereof.

            (b) [Intentionally deleted].

            (c) The  Property and the present use and  occupancy  thereof are in compliance  in all material  respects  with all  applicable  zoning  ordinances, building codes,  land use and  environmental  laws and other similar laws except where the  failure to be in  compliance  would  reasonably  result in a Material
Adverse Effect.

            (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

            (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are  serviceable  and all-weather and are physically and legally open for use by the public.

            (f) [Intentionally deleted.]

            (g) The  Property  is  free  from  damage  caused  by fire or  other casualty.

            (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements  have been or will be paid in full.

            (i) [Intentionally deleted.]

            (j) All liquid and solid waste  disposal,  septic and sewer  systems located  on the  Property  are in a good and safe  condition  and  repair and in compliance with all Applicable Laws.

            Section 5.7. NO FOREIGN PERSON.  Borrower is not a "foreign  person"
within the meaning of Sections  1445(f)(3) of the Code and the related  Treasury
Department regulations, including temporary regulations.

            Section  5.8.  SEPARATE  TAX LOT.  The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots,  separate from any adjoining land or improvements  not  constituting a part of such lot or lots, and no other land or  improvements is assessed and taxed together with the
Property or any portion thereof.

            Section 5.9. GROUND LEASE.

            (a)  Borrower  has  delivered a true and correct  copy of the Ground
Lease to Lender. The Ground Lease is unmodified and in full force and effect and represents  the entire  agreement of Borrower and Catskill  Development,  L.L.C.
(together  with its  successors  and assigns as lessor  under the Ground  Lease,
"GROUND  LESSOR"),  and the Ground Lease represents the entire agreement between

                                      -12-

Ground Lessor and Borrower. Borrower is authorized to assign its interest in any condemnation  award which Borrower is entitled to receive pursuant to the Ground
Lease.

            (b)  Borrower  has the right to  encumber  the Ground  Lease and the leasehold estate created thereby without the consent of the Ground Lessor.

            (c) The Ground Lease  requires  the Ground  Lessor to give copies of all  notices  of default  which are given  under the  Ground  Lease to  Borrower contemporaneously to Lender.

            (e) The Ground Lease cannot be cancelled solely by Ground Lessor and requires Lender's consent for all modifications.

            (f)  All  rents  (including  additional  rents  and  other  charges)
reserved for in the Ground Lease and payable  prior to the date hereof have been paid.

            (g) To the best of  Borrower's  knowledge,  no  party to the  Ground
Lease is in default of any obligation such party has thereunder and no event has occurred which,  with the giving of notice or the lapse of time, or both,  would constitute such a default.

            (h) No  notice  or  other  written  or oral  communication  has been provided to any party under the Ground Lease which  alleges that, as of the date hereof, either a default exists or with the passage of time will exist under the provisions of such Ground Lease.

            Section 5.10.  LEASES.  (a) Borrower is the sole owner of the entire lessor's interest in the Leases;  (b) the Leases are valid and enforceable;  (c)
the terms of all  alterations,  modifications  and  amendments to the Leases are reflected  in the  certified  occupancy  statement  delivered to and approved by
Lender;  (d) none of the Rents  reserved  in the Leases  have been  assigned  or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance;  (f) the demised  under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (g) to the best of Borrower's knowledge,  there  exist no offsets or defenses to the payment of any portion of the Rents.

            Section 5.11. [Intentionally deleted.]

            Section 5.12.  BUSINESS PURPOSES.  The loan evidenced by the Note is solely for the business  purpose of Borrower,  and is not for personal,  family, household, or agricultural purposes.

            Section 5.13. [Intentionally deleted.]

            Section 5.14. MAILING ADDRESSES.  Borrower's mailing address, as set forth in the  opening  paragraph  hereof or as  changed in  accordance  with the provisions hereof, is true and correct.

            Section 5.15. NO CHANGE IN FACTS OR  CIRCUMSTANCES.  All information submitted  to Lender in  connection  with any request by  Borrower  for the loan evidenced by the Note and/or any letter of application,  preliminary  commitment letter,  final  commitment  letter  or other  application  or  letter  of intent
(including,  but not limited to, all financial  statements,  rent rolls, reports and certificates) are accurate,  complete and correct in all material  respects.
There has been no adverse change in any condition,  fact,  circumstance or event that  would  make any  such  information  inaccurate,  incomplete  or  otherwise misleading.

            Section 5.16. [Intentionally deleted.]

                                   ARTICLE 6.

                            OBLIGATIONS AND RELIANCES
                            -------------------------

                                      -13-

            Section 6.1.  RELATIONSHIP OF BORROWER AND LENDER.  The relationship between  Borrower and Lender is solely that of debtor and  creditor,  and Lender has no fiduciary or other special  relationship  with  Borrower,  and no term or condition  of any of the Note,  this  Security  Instrument  and the  other  Loan
Documents shall be construed so as to deem the relationship between Borrower and
Lender to be other than that of debtor and creditor.

            Section   6.2.  NO  RELIANCE  ON  LENDER.   The  general   partners,
shareholders,  members,  principals or other  beneficial  owners of Borrower are experienced  in  the  ownership  and  operation  of  properties  similar  to the
Property,  and Borrower and Lender are relying  solely upon such  expertise  and business  plan in  connection  with the ownership and operation of the Property.
Borrower  is not  relying on Lender's  expertise,  business  acumen or advice in connection with the Property.

            Section 6.3. NO LENDER OBLIGATIONS.

            (a)   Notwithstanding   any  of  the  provisions  of  this  Security
Instrument (including,  but not limited to, the provisions of Subsections 1.1(f)
and (1), Section 1.2 or Section 3.7),  Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements,  contracts,  certificates,  instruments,  franchises,  permits, trademarks, licenses and other documents.

            (b) By  accepting  or  approving  anything  required to be observed, performed  or  fulfilled  or to be given to  Lender  pursuant  to this  Security
Instrument, the Note or the other Loan Documents,  including without limitation, any officer's certificate,  balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed  to have  warranted,  consented  to, or  affirmed  the  sufficiency,  the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

            Section 6.4. RELIANCE.  Borrower recognizes and acknowledges that in accepting  the Note,  this  Security  Instrument  and the other Loan  Documents,
Lender is  expressly  and  primarily  relying on the truth and  accuracy  of the warranties and  representations set forth in Article 5 without any obligation to investigate the Property and  notwithstanding  any investigation of the Property by Lender;  that such  reliance  existed on the part of Lender prior to the date hereof;  that the warranties and  representations  are a material  inducement to
Lender in  accepting  the Note,  this  Security  Instrument  and the other  Loan
Documents;  and that Lender  would not be willing to make the loan  evidenced by the Note, this Security  Instrument and the other Loan Documents and accept this
Security  Instrument in the absence of the warranties and representations as set forth in Article 5.

                                   ARTICLE 7.

                               FURTHER ASSURANCES
                               ------------------

            Section  7.1.  RECORDING  OF  SECURITY  INSTRUMENT.   ETC.  Borrower
forthwith  upon the  execution  and  delivery of this  Security  Instrument  and thereafter,  from time to time,  will cause this Security  Instrument and any of the other Loan Documents  creating a lien or security interest or evidencing the lien hereof upon the Property  and each  instrument  of further  assurance to be filed,  registered  or  recorded  in such  manner  and in such  places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security  interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording  fees,  and  all  expenses  incident  to the  preparation,  execution, acknowledgment and/or recording of the Note, this Security Instrument, the other
Loan  Documents,   any  note  or  mortgage  supplemental  hereto,  any  security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing  documents,  and all federal, state,  county and municipal  taxes,  duties,  imposts,  assessments and charges arising out of or in connection with the execution and delivery of this Security
Instrument,  any mortgage  supplemental  hereto,  any security  instrument  with respect  to the  Property  or any  instrument  of  further  assurance,  and  any
modification  or  amendment  of  the  foregoing  documents,   except  to  extent
prohibited by law so to do.

            Section 7.2. [Intentionally deleted.].

                                      -14-

            Section 7.3.  CHANGES IN TAX,  DEBT,  CREDIT AND  DOCUMENTARY  STAMP
LAWS.

            (a) If any law is enacted  or  adopted or amended  after the date of this Security  Instrument  which deducts the Debt from the value of the Property for the  purpose  of  taxation  or  which  imposes  a tax,  either  directly  or indirectly, on the Debt or Lender's interest in the Property,  Borrower will pay the tax, with interest and  penalties  thereon,  if any. If Lender is advised by counsel  chosen by it that the payment of tax by  Borrower  would be unlawful or taxable to Lender or  unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90)
days to declare the Debt immediately due and payable.

            (b)  Borrower  will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or all ground rents, maintenance charges and similar charges,  now or hereafter levied or assessed or imposed against the Property or the Other Charges assessed against the Property, or any part thereof,  and no deduction  shall  otherwise be made or claimed from the assessed  value of the Property,  or any part  thereof,  for real estate tax purposes  by reason of this  Security  Instrument  or the Debt.  If such  claim, credit or deduction shall be required by law,  Lender shall have the option,  by written  notice  of not  less  than  ninety  (90)  days,  to  declare  the  Debt immediately due and payable.

            (c) If at any time the United  States of America,  any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed  to the  Note,  this  Security  Instrument,  or any  of the  other  Loan
Documents or impose any other tax or charge on the same,  Borrower  will pay for the same, with interest and penalties thereon, if any.

            Section 7.4. ESTOPPEL CERTIFICATES.

            (a) After request by Lender,  Borrower,  within ten (10) days, shall furnish Lender or any proposed assignee with a statement,  duly acknowledged and certified,  setting forth (i) the amount of the original principal amount of the
Note, (ii) the unpaid  principal  amount of the Note, (iii) the rate of interest of the Note,  (iv) the terms of payment and maturity  date of the Note,  (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such  statement,  there are no defaults or events  which with the passage of time or the giving of notice or both,  would  constitute  an event of default under the Note or the Security Instrument,  (vii) that the Note and this
Security  Instrument are valid, legal and binding  obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description  thereof,  (ix) that all Leases are in full  force and  effect  and  (provided  the  Property  is not a  residential multifamily property) have not been modified (or if modified,  setting forth all modifications),  (x) the date to which  the  Rents  thereunder  have  been  paid pursuant to the Leases,  (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default,  setting  forth the  specific  nature of all such defaults,  (xii) the amount of security  deposits  held by  Borrower  under each
Lease and that such amounts are consistent with the amounts  required under each
Lease,  and (xiii) as to any other  matters  reasonably  requested by Lender and reasonably related to the Leases,  the obligations  secured hereby, the Property or this Security Instrument.

            (b)  Borrower  shall use  diligent  efforts  to  deliver  to Lender, promptly upon request  (provided  such request is  reasonable  and not made more than twice in any calendar year), duly executed  estoppel  certificates from any one or more lessees as required by Lender  attesting to such facts regarding the
Lease as Lender may require, including but not limited to attestations that each
Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

            (c) Lender, by its acceptance of this Security Instrument, agrees to deliver to Borrower  promptly upon Borrower's  request  therefor  (provided such request is not made more than twice in any  calendar  year) a written  statement setting forth the unpaid  principal  amount of the Note,  the accrued and unpaid interest  thereon  and the date on  which  an  installment  of  interest  and/or principal were last paid thereunder.

                                      -15-

                                   ARTICLE 8.

                                SALE/ENCUMBRANCE
                                ----------------

            Section 8.1. [Intentionally deleted.].

            Section 8.2. NO  SALE/ENCUMBRANCE.  Except as expressly permitted in the Loan  Agreement,  or herein,  Borrower shall not,  without the prior written consent of Lender, sell, convey,  mortgage,  grant, bargain,  encumber,  pledge, assign,  or  otherwise  transfer  the Property or any part thereof or permit the
Property  or  any  part  thereof  to  be  sold,  conveyed,  mortgaged,  granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

            Section 8.3. [Intentionally deleted.]

                                   ARTICLE 9.

                                   PREPAYMENT
                                   ----------

            Section 9.1.  PREPAYMENT  BEFORE  EVENT OF DEFAULT.  The Debt may be
prepaid in  accordance  with the terms and  conditions,  and upon payment of the amounts specified, in the Loan Agreement.

                                   ARTICLE 10.

                                     DEFAULT
                                     -------

            Section  10.1.  EVENTS OF DEFAULT.  An "Event of Default"  under the
Loan Agreement shall constitute an "EVENT OF DEFAULT" hereunder.

                                   ARTICLE 11.

                               RIGHTS AND REMEDIES
                               -------------------

            Section  11.1.   REMEDIES.   Except  to  the  extent  prohibited  by
applicable  law, upon the occurrence and during the  continuance of any Event of
Default,  Borrower  agrees that Lender may take such action,  without  notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the  Property,  including,  but  not  limited  to,  the  following actions,  each of which may be pursued  concurrently or otherwise,  at such time and in such  order as Lender  may  determine,  in its sole  discretion,  without impairing or otherwise  affecting  the other rights and remedies of Lender:  (a)
declare the entire unpaid Debt to be immediately due and payable;  (b) institute judicial  proceedings for the complete  foreclosure of this Security  Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;  (c) with or without entry, to the extent permitted and pursuant to the procedures  provided by applicable law, institute  proceedings for the partial  foreclosure of this Security  Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security  interest of this Security  Instrument  for the balance of the Debt not then due,  unimpaired  and  without  loss of  priority;  (d)  [intentionally deleted]; (e) institute an action, suit or proceeding in equity for the specific performance of any covenant,  condition or agreement  contained  herein,  in the
Note or in the Other Loan  Documents;  (f)  recover  judgment on the Note either before,  during or after any  proceedings  for the  enforcement of this Security
Instrument  or the Other  Loan  Documents;  (g) apply for the  appointment  of a receiver, trustee, liquidator or conservator of the Property, without notice and without  regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person,  firm or other entity  liable for the payment of the Debt; (h) subject to any applicable  law, the license granted to  Borrower  under  Section 1.2 shall  automatically  be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and

                                      -16-

accounts  relating  thereto and Borrower  agrees to surrender  possession of the
Property  and of such books,  records and  accounts to Lender upon  demand,  and thereupon  Lender  may (i) use,  operate,  manage,  control,  insure,  maintain, repair,  restore and otherwise  deal with all and every part of the Property and conduct the business thereat;  (ii) complete any construction on the Property in such  manner  and  form as  Lender  deems  advisable;  (iii)  make  alterations, additions,  renewals,  replacements and improvements to or on the Property; (iv)
exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise,  including,  without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for,  collect and receive all Rents of the Property and every part  thereof;
(v)  require  Borrower  to pay  monthly in advance  to Lender,  or any  receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi)
require Borrower to vacate and surrender possession of the Property to Lender or to such  receiver  and, in default  thereof,  Borrower may be evicted by summary proceedings or otherwise;  and (vii) apply the receipts from the Property to the payment of the Debt,  in such order,  priority and  proportions  as Lender shall deem appropriate in its sole discretion  after deducting  therefrom all expenses
(including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges,  insurance and  other  expenses  in  connection  with  the  Property,  as well as just  and reasonable  compensation  for the services of Lender,  its  counsel,  agents and employees;  (i) exercise  any and all rights and  remedies  granted to a secured party  upon  default  under the  Uniform  Commercial  Code,  including,  without limiting the  generality of the foregoing:  (i) the right to take  possession of the Personal  Property or any part thereof,  and to take such other  measures as
Lender may deem  necessary  for the care,  protection  and  preservation  of the
Personal  Property,  and (ii)  request  Borrower at its expense to assemble  the
Personal  Property  and  make it  available  to  Lender  at a  convenient  place acceptable to Lender.  Any notice of sale,  disposition or other intended action by Lender with respect to the Personal  Property  sent to Borrower in accordance with the provisions hereof at least twenty (20) days prior to such action, shall constitute  commercially  reasonable  notice  to  Borrower;  (j)  surrender  the
Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance
Premiums  and  apply  such  sums as a credit  on the Debt in such  priority  and proportion  as Lender in its  discretion  shall deem proper,  and in  connection therewith,  Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled  with an  interest  and is  therefore  irrevocable)  for  Borrower to collect such  Insurance  Premiums;  (k) pursue such other remedies as Lender may have under applicable law; (1) apply the undisbursed balance of any Net Proceeds
Deficiency  deposit,  together with interest thereon, to the payment of the Debt in such order,  priority and  proportions as Lender shall deem to be appropriate in its discretion. or (m) [intentionally deleted].

            Except to the extent prohibited by applicable law, in the event of a sale,  by  foreclosure,  or otherwise,  of less than all of the  Property,  this
Security  Instrument  shall  continue  as a lien and  security  interest  on the remaining  portion of the Property  unimpaired and without loss of priority.  In the  event of a sale,  by  foreclosure,  or  otherwise,  Lender  may bid for and acquire the Property and, in lieu of paying cash therefor,  may make  settlement for the purchase price by crediting  against the  Obligations  the amount of the bid made therefor,  after deducting therefrom the expenses of the sale, the cost of any  enforcement  proceeding  hereunder  and any other sums  which  Lender is authorized to deduct under the terms hereof,  to the extent necessary to satisfy such bid.

            Section 11.2.  APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note,  this Security  Instrument or the other Loan  Documents,  may be  applied by Lender to the  payment of the Debt in such priority and  proportions  as Lender in its  discretion  shall deem proper.
Upon any  foreclosure  sale or sales of all or any portion of the Property under judicial  order,  Lender  may bid for and  purchase  the  Property  and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

            Section 11.3.  RIGHT TO CURE  DEFAULTS.  Upon the  occurrence of any
Event of Default or if  Borrower  fails to make any  payment or to do any act as herein  provided,  Lender may, but without any  obligation  to do so and without notice  to or  demand  on  Borrower  and  without  releasing  Borrower  from any obligation  hereunder,  make or do the same in such manner and to such extent as
Lender may deem necessary to protect the security  hereof.  Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or  proceeding  to protect its  interest in the  Property or to foreclose this Security  Instrument or collect the Debt, and the cost and expense  thereof
(including  reasonable  attorneys'  fees to the extent  permitted by law),  with interest as provided in this  Section  11.3,  shall  constitute a portion of the
Debt and shall be due and  payable  to Lender  upon  demand.  All such costs and expenses  incurred by Lender in  remedying  such Event of Default or such failed payment or act or in  appearing  in,  defending,  or bringing any such action or

                                      -17-

proceeding  shall bear interest at the default rate  specified in Section 2.3(c)
of the Loan Agreement (the "DEFAULT  RATE"),  for the period incurring such cost or  expense  to the date of  payment  to  Lender.  All such  costs and  expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be  deemed to  constitute  a portion  of the Debt and be  secured  by this
Security  Instrument and the other Loan  Documents and shall be immediately  due and payable upon demand by Lender therefor.

            Section 11.4.  ACTIONS AND  PROCEEDINGS.  After the  occurrence  and during the continuance of an Event of Default, Lender has the right to appear in and defend any action or proceeding  brought with respect to the Property and to bring any action or  proceeding,  in the name and on behalf of  Borrower,  which
Lender, in its discretion,  decides should be brought to protect its interest in the Property.

            Section  11.5.  RECOVERY OF SUMS  REQUIRED TO BE PAID.  Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due,  without regard to whether or not the balance of the Debt shall be due, and without  prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower  existing at the time such earlier  action was commenced.

            Section 11.6. EXAMINATION OF BOOKS AND RECORDS.  Lender, its agents, accountants  and  attorneys  shall have the  right,  upon  reasonable  notice to
Borrower and during  reasonable  business hours, to examine the records,  books, management  and other papers of Borrower and its  affiliates  which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower or its affiliates or where the books and records are located. Lender and its  agents  shall  have the  right to make  copies  and  extracts  from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of
Borrower and its affiliates pertaining to the income,  expenses and operation of the Property,  upon reasonable notice to Borrower and during reasonable business hours, at any office of Borrower and its affiliates  where the books and records are located.

            Section 11.7. OTHER RIGHTS, ETC. (a) To the extent permitted by law, the failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security  Instrument.  Borrower shall not be relieved of Borrower's  obligations  hereunder by reason of (i) the failure of Lender to comply  with any  request of Borrower to take any action to foreclose  this Security  Instrument or otherwise  enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release,  regardless of  consideration,  of the whole or any part of the  Property,  or of any person liable  for  the  Debt  or any  portion  thereof,  or  (iii)  any  agreement  or stipulation  by Lender  extending the time of payment or otherwise  modifying or supplementing the terms of the Note, this Security  Instrument or the other Loan
Documents.

            (b) It is agreed that the risk of loss or damage to the  Property is on Borrower,  and Lender shall have no liability whatsoever for decline in value of the  Property,  for  failure to  maintain  the  Policies,  or for  failure to determine  whether  insurance  in force is  adequate  as to the  amount of risks insured.  Possession  by Lender  shall not be deemed  an  election  of  judicial relief,  if any such  possession  is requested or obtained,  with respect to any
Property or collateral not in Lender's possession.

            (c) Except to the extent  prohibited by applicable  law,  Lender may resort for the payment of the Debt to any other  security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion  thereof,  or to enforce any covenant hereof without  prejudice to the right of Lender  thereafter to foreclose this Security
Instrument.  Except to the extent  prohibited by  applicable  law, the rights of
Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given  effect to the  exclusion  of the others.  Except to the extent  prohibited.by  applicable law, no act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Lender shall not be limited  exclusively  to the rights and remedies herein  stated but shall be entitled to every right and remedy now or  hereafter afforded at law or in equity.

            Section 11.8.  RIGHT TO RELEASE ANY PORTION OF THE PROPERTY.  Lender
may release any portion of the  Property  for such  consideration  as Lender may require  without,  as to the remainder of the Property,  in any way impairing or affecting  the lien or priority of this  Security  Instrument,  or improving the position of any  subordinate  lienholder  with  respect  thereto,  except to the

                                      -18-

extent  that the  obligations  hereunder  shall have been  reduced by the actual monetary  consideration,  if any,  received by Lender for such release,  and may accept by assignment, pledge or otherwise any other property in place thereof as
Lender  may  require  without  being  accountable  for so  doing  to  any  other lienholder.  This  Security  Instrument  shall  continue as a lien and  security interest in the remaining portion of the Property.

            Section 11.9. [Intentionally deleted.]

            Section 11.10. RIGHT OF ENTRY.  Lender and its agents shall have the right to enter and inspect the Property at all reasonable  times, and upon prior written notice to Borrower.  Provided there is no Event of Default,  Lender will use reasonable efforts to minimize interference with occupants at the Property.

                                   ARTICLE 12.

                              ENVIRONMENTAL HAZARDS
                              ---------------------

            Section 12.1. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Borrower
represents  and warrants that, to Borrower's  knowledge,  without  inquiry:  (a)
there  are  no  hazardous   materials  or   hazardous   substances   ("HAZARDOUS
SUBSTANCES") or underground storage tanks in, on, or under the Property,  except those that are both (i) in  compliance  with  environmental  laws and (ii) fully disclosed to Lender in writing  pursuant to the written  reports  resulting from
the  environmental   assessments  of  the  Property  delivered  to  Lender  (the
"ENVIRONMENTAL   REPORT");  (b)  [Intentionally   deleted];  (c)  [Intentionally
deleted]; (d) [Intentionally deleted]; and (e) Borrower has truthfully and fully provided to Lender, in writing,  any and all information  relating to conditions in,  on,  under or from the  Property  that is  known  to  Borrower  and that is contained  in  Borrower's  files and records,  including  but not limited to any reports  relating to  Hazardous  Substances  in, on,  under or from the Property and/or to the environmental  condition of the Property.  "Hazardous  Substances"
shall not include cleaning  materials  customarily used at properties similar to the Property,  to the extent such materials are used,  stored and disposed of in accordance with Environmental Laws.

            Section 12.2. ENVIRONMENTAL COVENANTS. Borrower covenants and agrees
that  so  long  as  the  Security   Instrument   encumbers  the  Property:   (a)
[Intentionally  deleted]; (b) there shall be no releases of Hazardous Substances by Borrower,  its agents or employees  in, on, under or from the  Property;  (c)
[Intentionally  deleted];  (d) the Property  shall be kept free and clear of all liens and other encumbrances  imposed pursuant to any environmental law, whether due to any act or  omission  of  Borrower  or any other  person or  entity;  (e)
Borrower shall, at its sole cost and expense,  have an environmental  consultant reasonably  satisfactory to Lender perform an  environmental  site assessment or other investigation of environmental conditions in connection with the Property, pursuant  to any  written  request  of  Lender  (including  but not  limited  to sampling, testing and analysis of soil, water, air, building materials and other materials and substances  whetherr solid,  liquid or gas), and share with Lender the reports and other results thereof,  and Lender and other Indemnified Parties
(as defined  herein) shall be entitled to rely on such reports and other results thereof;  (f)  Borrower  shall,  at its sole cost and  expense,  comply with all reasonable  written requests of Lender to (i) comply with any Environmental Law;
and  (ii)  take  any  other  reasonable  action  necessary  or  appropriate  for protection  of human health or the  environment;  (g)  Borrower  shall not do or allow any tenant or other  user of the  Property  to do any act that  materially increases the dangers to human health or the environment,  poses an unreasonable risk of harm to any person or entity  (whether on or off the Property),  impairs or may impair the value of the Property,  is contrary to any  requirement of any insurer,  constitutes  a public  or  private  nuisance,  constitutes  waste,  or violates  any  covenant,  condition,  agreement  or easement  applicable  to the
Property; and (h) Borrower shall immediately notify Lender in writing of (A) any presence or releases or  threatened  releases of  Hazardous  Substances  in, on, under, from or migrating towards the Property;  (B) any non-compliance  with any environmental  laws  related  in any  way to the  Property;  (C) any  actual  or potential  environmental  lien;  (D) any  required  or proposed  remediation  of environmental  conditions relating to the Property;  and (E) any written or oral notice or other  communication  which  Borrower  becomes  aware  from any source whatsoever  (including but not limited to a governmental entity) relating in any way to Hazardous  Substances or remediation  thereof,  possible liability of any person  or  entity  pursuant  to  any  Environmental  Law,  other  environmental conditions  in  connection  with  the  Property,  or  any  actual  or  potential administrative  or judicial  proceedings in connection with anything referred to in this Article 12. Any failure of Borrower to perform its obligations  pursuant to this  Section  12.2 shall  constitute  bad faith  waste  with  respect to the
Property.

                                      -19-

            Section 12.3. LENDER'S RIGHTS. Lender and any other person or entity
designated  by  Lender,   including  but  not  limited  to  any  receiver,   any
representative of a governmental entity, and any environmental consultant, shall have the  right,  but not the  obligation,  to enter  upon the  Property  at all reasonable times to assess any and all aspects of the environmental condition of the  Property  and  its  use,  including  but  not  limited  to  conducting  any environmental  assessment  or audit (the scope of which shall be  determined  in
Lender's sole and absolute  discretion) and taking samples of soil,  groundwater or other  water,  air, or building  materials,  and  conducting  other  invasive testing. Borrower shall cooperate with and provide access to Lender and any such person  or  entity  designated  by  Lender.  The  costs  and  expenses  of  such assessments  shall be borne by Lender  except in instances  where such report or assessment is performed due to Borrower's failure to comply with its obligations under Section 12.2(e) or following an Event of Default, in which cases the costs and expenses of such assessments shall be paid for by Borrower.

                                   ARTICLE 13.

                                 INDEMNIFICATION
                                 ---------------

            Section 13.1. GENERAL  INDEMNIFICATION.  Borrower shall, at its sole cost and expense,  protect,  defend,  indemnify,  release and hold  harmless the
Indemnified  Parties  from and against any and all  claims,  suits,  liabilities
(including,  without  limitation,  strict  liabilities),  actions,  proceedings, obligations,  debts,  damages,  losses, costs,  expenses,  diminutions in value, fines, penalties,  charges, fees, expenses,  judgments,  awards, amounts paid in
settlement,   punitive  damages,  foreseeable  and  unforeseeable  consequential damages,  of whatever  kind or nature  (including  but not limited to attorneys'
fees and other costs of defense) (the  "LOSSES")  imposed upon or incurred by or asserted against any Indemnified  Parties and directly or indirectly arising out of or in any way  relating  to any one or more of the  following,  except to the extent any of  the following are attributable to the gross negligence or willful misconduct of an Indemnified  Party: (a) ownership of this Security  Instrument, the Property or any interest  therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, this Security Instrument or any other Loan Documents;  (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note or any of the other Loan Documents,  whether or not suit is filed in connection with same, or in connection  with Borrower and/or any partner,  joint venturer or shareholder  thereof  becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property  occurring in, on or about the Property or any part thereof orr on the adjoining sidewalks, curbs, adjacent  property  or adjacent  parking  areas,  streets or ways;  (e) any use, nonuse or  condition  in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;  (f)  performance  of any labor or  services or the  furnishing  of any materials or other property in respect of the Property or any part thereof;  (g)
any failure of the Property to be in compliance  with any  Applicable  Laws; (h)
the enforcement by any  Indemnified  Party of the provisions of this Article 13;
(i) any and all claims and  demands  whatsoever  which may be  asserted  against
Lender by reason  of any  alleged  obligations  or  undertakings  on its part to perform or discharge any of the terms, covenants, or agreements contained in any
Lease;  (j) the payment of any  commission,  charge or  brokerage  fee to anyone which may be payable in connection with the funding of the loan evidenced by the
Note and secured by this Security Instrument;  or (k) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document.  Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is  sustained  by Lender  until paid.  For  purposes of this
Article  13, the term  "Indemnified  Parties"  means  Lender and any  directors, officers, shareholders,  partners, employees, agents, servants, representatives, contractors, subcontractors,  affiliates, subsidiaries, participants, successors and assigns of Lender or any and all of the foregoing

            Section 13.2. MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the
Indemnified Parties from and against any and all Losses imposed upon or incurred by or  asserted  against any  Indemnified  Parties  and  directly or  indirectly arising out of or in any way relating to any tax on the making and/or  recording of this Security Instrument,  the Note or any of the other Loan Document, except for net income taxes and franchise  taxes  (imposed in lieu of net income taxes)
imposed on an  Indemnified  Party as a result of a present or former  connection between the jurisdiction of the government or taxing authority imposing such tax and the  Indemnified  Party  (excluding  a  connection  arising  solely from the
Indemnified  Party having executed,  delivered,  or performed its obligations or

                                      -20-

received a payment under, or enforced,  this Security  Instrument,  the Note and the other Loan  Documents)  or any  political  subdivision  or taxing  authority thereof or therein.

            Section 13.3. ENVIRONMENTAL INDEMNIFICATION.  Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the
Indemnified  Parties from and against any and all Losses and costs  imposed upon or incurred by or asserted  against any  Indemnified  Parties,  and  directly or indirectly  arising  out of or in any  way  relating  to any  one or more of the following  (except to the extent the same relate solely to Hazardous  Substances first  introduced to the Property by anyone other than  Borrower,  its agents or employees following the foreclosure of this Security Instrument (or the delivery and  acceptance of a deed in lieu of such  foreclosure),  the  expiration of any right of redemption  with respect  thereto and the obtaining by the purchaser at such foreclosure sale or grantee under such deed of possession of the Property):
(a) any  presence  of any  Hazardous  Substances  in,  on,  above,  or under the
Property;  (b) any past, present or threatened  release of Hazardous  Substances in, on,  above,  under or from the Property;  (c) any activity by Borrower,  any person or entity  affiliated  with  Borrower  or any tenant or other user of the
Property in connection with any actual,  proposed or threatened use,  treatment, storage,  transfer or  transportation  to or from the Property of any  Hazardous
Substances  at any time located in,  under,  on or above the  Property;  (d) any past,  present  or  threatened  non-compliance  with any  environmental  laws in connection  with the Property;  (e) the  imposition,  recording or filing or the threatened imposition, recording or filing of any environmental lien encumbering the  Property;  (f) any  administrative  processes  or  proceedings  or judicial proceedings in any way connected with any matter relating to Environmental Laws;
and (g) any misrepresentation or inaccuracy in any representation or warranty or material  breach or  failure  to  perform  any  covenants  or other  obligations pursuant to Article 12.

            Section  13.4.  DUTY TO DEFEND;  ATTORNEYS'  FEES AND OTHER FEES AND
EXPENSES.  Upon written request by any Indemnified Party,  Borrower shall defend such  Indemnified  Party (if requested by any Indemnified  Party, in the name of the  Indemnified  Party) by attorneys  and other  professionals  approved by the
Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and  absolute  discretion,  engage their own  attorneys  and other professionals  to defend or  assist  them,  and,  at the  option of  Indemnified
Parties,  their  attorneys  shall control the resolution of claim or proceeding.
Upon demand,  Borrower shall pay or, in the sole and absolute  discretion of the
Indemnified  Parties,  reimburse,  the  Indemnified  Parties  for the payment of
reasonable  fees  and  disbursements  of  attorneys,  engineers,   environmental
consultants, laboratories and other professionals in connection therewith.

                                   ARTICLE 14.

                                     WAIVERS
                                     -------

            Section 14.1.  WAIVER OF  COUNTERCLAIM.  Borrower  hereby waives the
right  to  assert  a   counterclaim,   other  than  a  mandatory  or  compulsory
counterclaim,  in any action or proceeding  brought against it by Lender arising out of or in any way connected with this Security  Instrument,  the Note, any of the other Loan Documents, or the Obligations.

            Section  14.2.  MARSHALLING  AND OTHER  MATTERS.  For  itself and on behalf  of each and  every  person  acquiring  any  interest  in or title to the
Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent  permitted by applicable law,  Borrower hereby waives,  to the extent permitted by law, the benefit of all appraisement,  valuation,  stay, extension,  reinstatement  and redemption laws now or hereafter in force and all rights of  marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, Borrower hereby expressly waives any and all  rights  of  redemption  from  sale  under  any  order or  decree of foreclosure of this Security Instrument on behalf of Borrower,  and on behalf of each and  every  person  acquiring  any  interest  in or  title to the  Property subsequent to the date of this Security  Instrument and on behalf of all persons to the extent permitted by applicable law.

            Section 14.3.  WAIVER OF NOTICE.  Borrower  shall not be entitled to any notices of any nature  whatsoever from Lender except with respect to matters for which this Security  Instrument  specifically and expressly provides for the giving of notice by Lender to Borrower  and except  with  respect to matters for

                                      -21-

which Lender is required by applicable law to give notice,  and Borrower  hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security  Instrument does not  specifically  and expressly provide for the giving of notice by Lender to Borrower.

            Section 14.4. SOLE  DISCRETION OF LENDER  Wherever  pursuant to this
Security  Instrument  (a) Lender  exercises  any right given to it to approve or disapprove,  (b) any arrangement or term is to be satisfactory to Lender, or (c)
any other  decision or  determination  is to be made by Lender,  the decision of
Lender to approve or disapprove,  all decisions that  arrangements  or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender,  shall be in the sole and absolute  discretion of Lender and shall be final and  conclusive,  except as may be otherwise  expressly  and  specifically provided herein.

            Section  14.5.  SURVIVAL.  The  indemnifications  made  pursuant  to
Section  13.3 and the  representations  and  warranties,  covenants,  and  other obligations arising under Article 12, shall continue  indefinitely in full force and  effect  and  shall  survive  and  shall  in no  way  be  impaired  by:  any satisfaction or other termination of this Security Instrument, any assignment or other  transfer of all or any portion of this  Security  Instrument  or Lender's interest in the Property  (but,  in such case,  shall  benefit both  Indemnified
Parties and any assignee or  transferee),  any  exercise of Lender's  rights and remedies  pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of  foreclosure,  any  exercise  of any  rights  and  remedies pursuant to the Note or any of the other Loan Documents,  any transfer of all or any  portion  of the  Property  (whether  by  Borrower  or by  Lender  following foreclosure  or  acceptance  of a deed in lieu of  foreclosure  or at any  other time),  any amendment to this Security  Instrument,  the Note or the, other Loan
Documents,  and any act or  omission  that might  otherwise  be  construed  as a release or discharge of Borrower from the obligations pursuant hereto.

            Section 14.6. [Intentionally deleted.]

                                   ARTICLE 15.

                            [Intentionally deleted.]

                                   ARTICLE 16.

                                     NOTICES
                                     -------

            Section 16.1. NOTICES.  All notices or other written  communications hereunder  shall be deemed to have been  properly  if given in  accordance  with
Section 9.8 of the Loan Agreement and the Guaranty.

                                   ARTICLE 17.

                            [Intentionally deleted.]

                                   ARTICLE 18.

                                 APPLICABLE LAW
                                 --------------

            Section  18.1.  CHOICE OF LAW.  THIS  SECURITY  INSTRUMENT  SHALL BE
DEEMED TO BE A CONTRACT  ENTERED  INTO  PURSUANT TO THE LAWS OF THE STATE OF NEW
YORK.

            Section 18.2. USURY LAWS. This Security  Instrument and the Note are
subject to the express  condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum  interest  rate which  Borrower is  permitted by  applicable  law to contract or agree to pay. If by the terms of this Security Instrument,  the Loan
Agreement  or the Note,  Borrower is at any time  required or  obligated  to pay interest  on the Debt at a rate in  excess  of such  maximum  rate,  the rate of

                                      -22-

interest  under  the  Security  Instrument  and the Note  shall be  deemed to be immediately  reduced to such  maximum  rate and the  interest  payable  shall be computed at such maximum rate and all prior interest  payments in excess of such maximum  rate  shall be  applied  and shall be deemed to have been  payments  in reduction of the  principal  balance of the Note.  All sums paid or agreed to be paid to Lender for the use, forbearance,  or detention of the Debt shall, to the extent  permitted by applicable  law, be  amortized,  prorated,  allocated,  and spread throughout the full stated term of the Note until payment in full so that the rate or amount of  interest  on  account  of the Debt  does not  exceed  the maximum  lawful rate of interest  from time to time in effect and  applicable to the Debt for so long as the Debt is outstanding.

            Section  18.3.  PROVISIONS  SUBJECT TO  APPLICABLE  LAW. All rights, powers and remedies  provided in this Security  Instrument may be exercised only to the  extent  that the  exercise  thereof  does  not  violate  any  applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this  Security  Instrument  invalid,  unenforceable  or not entitled  to be  recorded,  registered  or filed  under  the  provisions  of any applicable  law.  If any term of this  Security  Instrument  or any  application thereof  shall be invalid  or  unenforceable,  the  remainder  of this  Security
Instrument and any other application of the term shall not be affected thereby.

                                   ARTICLE 19.

                            [Intentionally deleted.]

                                   ARTICLE 20.

                                      COSTS
                                      -----

            Section  20.1.  PERFORMANCE  AT  BORROWER'S  EXPENSE.  Supplementing
Section 9.6 of the Loan  Agreement,  Borrower  acknowledges  and  confirms  that
Lender shall impose certain administrative  processing and/or commitment fees in
connection  with  (a)  the  extension,  renewal,  modification,   amendment  and
termination  of its  loans,  (b)  the  release  or  substitution  of  collateral therefor, (c) obtaining certain consents,  waivers and approvals with respect to the  Property,  or (d)  the  review  of  any  Lease  or  proposed  Lease  or the preparation  or  review of any  subordination,  non-disturbance  agreement  (the occurrence  of any of the above shall be called an  "Event").  Borrower  further acknowledges  and confirms that it shall be  responsible  for the payment of all costs of  reappraisal  of the  Property  or any part  thereof  required  by law, regulation,  any governmental or  quasi-governmental  authority or, following an
Event of  Default,  Lender.  Borrower  hereby  acknowledges  and  agrees to pay, immediately,  upon  demand,  all such  fees (as the  same  may be  increased  or decreased  from  time to time),  and any  additional  fees of a similar  type or nature which may be imposed by Lender from time to time,  upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses,  such costs and expenses shall  include,  but not be limited to, all reasonable  legal fees and  disbursements  of Lender,  whether  retained firms, the reimbursement for the expenses of in-house staff or otherwise.

            Section 20.2. [Intentionally deleted.]

                                   ARTICLE 21

                                 MISCELLANEOUS.
                                 --------------

            Section 21.1.  NO ORAL CHANGE.  This  Security  Instrument,  and any
provisions  hereof, may not be modified,  amended,  waived,  extended,  changed, discharged or  terminated  orally or by any act or failure to act on the part of
Borrower  or Lender,  but only by an  agreement  in writing  signed by the party against whom  enforcement of any  modification,  amendment,  waiver,  extension, change, discharge or termination is sought.

            Section  21.2.  LIABILITY;   SUCCESSORS  AND  ASSIGNS.  If  Borrower
consists of more than one person,  the  obligations and liabilities of each such person hereunder shall be joint and several.  This Security  Instrument shall be binding  upon and  inure  to the  benefit  of  Borrower  and  Lender  and  their respective successors and assigns forever.

                                      -23-

            Section 21.3.  INAPPLICABLE  PROVISIONS.  To the extent permitted by law, if any term,  covenant or condition of the Note or this Security Instrument is held to be invalid,  illegal or  unenforceable  in any respect,  the Note and this Security Instrument shall be construed without such provision.

            Section  21.4.  HEADINGS,  ETC. The headings and captions of various
Sections of this Security  Instrument are for  convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            Section  21.5.  DUPLICATE  ORIGINALS;  COUNTERPARTS.  This  Security
Instrument  may be  executed  in any  number  of  duplicate  originals  and each duplicate original shall be deemed to be an original.  This Security  Instrument may be executed in several  counterparts,  each of which  counterparts  shall be deemed an original  instrument  and all of which  together  shall  constitute  a single  Security  Instrument.  The failure of any party  hereto to execute  this
Security  Instrument,  or any  counterpart  hereof,  shall not relieve the other signatories from their obligations hereunder.

            Section 21.6.  NUMBER AND GENDER.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine,  feminine or neuter  forms,  and the singular  form of nouns and pronouns  shall  include the plural and vice versa.

            Section 21.7. SUBROGATION. If any or all of the proceeds of the Note have  been used to  extinguish,  extend  or renew  any  indebtedness  heretofore existing against the Property,  then, to the extent of the funds so used, Lender shall be subrogated to all of the rights,  claims,  liens, titles, and interests existing against the Property  heretofore held by, or in favor of, the holder of such indebtedness and such former rights,  claims, liens, titles, and interests, if any,  are not waived but  rather  are  continued  in full force and effect in favor of Lender  and are  merged  with the lien and  security  interest  created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the other Loan
Documents and the performance and discharge of the Other Obligations.

            Section 21.8. SATISFACTION OR ASSIGNMENT.  When Lender has been paid all amounts due under the Note and all amounts then  outstanding  under the Loan
Agreement,  this Security Instrument and the other Loan Documents,  Lender will, at the  Borrower's  written  request,  discharge  this  Security  Instrument  by delivering  a  certificate  stating  that  this  Security  Instrument  has  been satisfied.  In lieu of such a  discharge,  Lender  will,  if  Borrower  shall so request,  assign the Note and this Security Instrument to a new lender financing the Property.  Any such assignment shall be without recourse,  representation or warranty.  Borrower shall pay all  out-of-pocket costs and expenses  incurred by
Lender, including, without limitation, reasonable attorneys' fees, in connection with any such assignment. No such discharge or assignment shall relieve Borrower of  obligations  that  expressly  survive  under  the  terms  of  this  Security
Instrument, the Loan Agreement or any other Loan Document.

                                   ARTICLE 22.

                               NEW YORK PROVISIONS
                               -------------------

            Section  22.1.  TRUST  FUND.  Pursuant to Section 13 of the New York
Lien Law,  Borrower shall receive the advances secured hereby and shall hold the right to  receive  the  advances  as a trust  fund to be  applied  first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such  improvement on the Property before using any part of the total of the same for any other purpose.

            Section 22.2.  COMMERCIAL  PROPERTY.  Borrower  represents that this
Security Instrument does not encumber real property  principally  improved or to be improved by one or more structures  containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

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            Section 22.3.  INSURANCE.  The provisions of subsection 4 of Section
254 of the New York Real  Property  Law  covering  the  insurance  of  buildings against loss by fire shall not apply to this Security  Instrument.  In the event of any conflict,  inconsistency  or ambiguity  between the provisions of Section
3.3 hereof and the  provisions  of  subsection  4 of Section 254 of the New York
Real Property Law covering the insurance of buildings  against loss by fire, the provisions of Section 3.3 shall control.

            Section 22.4.  LEASES.  Lender shall have all of the rights  against lessees of the Property set forth in Section  291-f of the Real  Property Law of
New York.

            Section  22.5.  STATUTORY  CONSTRUCTION.  The clauses and  covenants contained in this Security  Instrument  that are construed by Section 254 of the
New York Real  Property  Law shall be  construed  as provided in those  sections
(except as provided  in Section  22.3).  The  additional  clauses and  covenants contained in this Security  Instrument  shall afford rights  supplemental to and not exclusive of the rights conferred by the clauses and covenants  construed by
Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in Section  22.3),  notwithstanding  that such  additional  clauses and covenants  may relate to the same  subject  matter or provide for  different  or additional  rights  in the same or  similar  contingencies  as the  clauses  and covenants  construed  by Section  254.  The rights of Lender  arising  under the clauses and covenants  contained in this Security  Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of  Lender  shall be  construed  as an  election  to  proceed  under any one provision  herein to the exclusion of any other  provision,  anything  herein or otherwise to the contrary  notwithstanding.  In the event of any inconsistencies between  the  provisions  of Section  254 and the  provisions  of this  Security
Instrument, the provisions of this Security Instrument shall prevail.

            Section 22.6 [Intentionally deleted.]

            Section 22.7.  MAXIMUM  PRINCIPAL  AMOUNT  SECURED.  Notwithstanding
anything to the contrary  contained  in this  Security  Instrument,  the maximum amount of principal  indebtedness  secured by this Security  Instrument or which under any contingency may be secured by this Security  Instrument is $3,500,000, plus amounts  that Lender  expends  after a  declaration  of default  under this
Security Instrument to the extent that any such amounts shall constitute payment of (i)  taxes,  charges  or  assessments  that  may be  imposed  by law upon the
Property;  (ii)  premiums on insurance  policies  covering the  Property;  (iii)
expenses incurred in upholding the lien of this Security  Instrument,  including the  expenses  of any  litigation  to  prosecute  or defend  the rights and lien created by this  Security  Instrument;  and (iv) any  amount,  cost or charge to
which  Lender  becomes  subrogated,   upon  payment,  whether  under  recognized
principles of law or equity, or under express statutory authority;  then, and in each such event, such amounts or costs, together with interest thereon, shall be added to the Debt and shall be secured by this Security Instrument.

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            IN WITNESS  WHEREOF,  THIS SECURITY  INSTRUMENT has been executed by
Borrower the day and year first above written.

                                             MONTICELLO RACEWAY MANAGEMENT, INC.

                                             By: /s/ Cliff Ehrlich
                                                 ---------------------
                                             Name:
                                             Title:

STATE OF NEW YORK )
                  ) ss:
COUNTY OF SULLIVAN)

            On the  23rd  day of  October  in  the  year  2003  before  me,  the undersigned,  personally appeared Cliff Ehrlich personally known to me or proved to me on the basis of satisfactory  evidence to be th dividual(s)  whose name(s)
is(are)  subscribed to the within  instrument and  acknowledged  to me that he/
she/they  executed  the  same  in   his/her/their   capacity(ies),   and  that  by
his/her/their signature(s) on the instrument,  the individual(s),  or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Regina M. Hensley
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Signature amd Office of individual
taking acknowledgment